================================================================================


                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549



                                  FORM 8-K/A


                                Amendment No. 1


                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES EXCHANGE ACT OF 1934




     Date of Report (Date of earliest event reported):  December 5, 1997




                               APACHE CORPORATION
               (Exact name of registrant as specified in Charter)


          DELAWARE                      1-4300                  41-0747868
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
     of Incorporation)               File Number)         Identification Number)


                           2000 POST OAK BOULEVARD
                                  SUITE 100
                         HOUSTON, TEXAS  77056-4400
                  (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (713) 296-6000

================================================================================

ITEM 5.  OTHER EVENTS


         On November 12, 1997, Apache Corporation ("Apache") and its indirect wholly-owned subsidiary, Apache Finance Pty Ltd ("Apache Finance"), filed a Registration Statement (the "Registration Statement") on Form S-3 (Registration Nos. 333-39973 and 333-39973-01) with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "Act"). The Registration Statement, amended by Apache and Apache Finance on November 21, 1997 and declared effective by the SEC on November 24, 1997, covers debt securities of Apache Finance, guaranteed by Apache, for delayed or continuous offering pursuant to Rule 415 under the Act for an aggregate initial offering price not to exceed $300 million. Reference is made to the Registration Statement for further information concerning the terms of such debt securities and the offering thereof. The debt securities will be issuable under an indenture, to be dated December 9, 1997 (the "Indenture"), among Apache Finance as Issuer, Apache as Guarantor, and The Chase Manhattan Bank as Trustee. The Indenture is listed under Item 7 as Exhibit 4.1 and is incorporated herein by reference.



         Pursuant to a Terms Agreement dated December 4, 1997 and the Underwriting Agreement Basic Terms incorporated by reference therein (collectively, the "Underwriting Agreement"), by and among Apache Finance, Apache, and Salomon Brothers Inc, Chase Securities Inc., Citicorp Securities, Inc. and UBS Securities LLC (the "Underwriters"), Apache Finance issued to the Underwriters, for offering to the public, U.S. $170,000,000 principal amount of 6 1/2% global notes due 2007 (the "Notes") under the Indenture. As a result of the issuance of the debt securities in the form of a global note, rights under the global note are able to be created for the holders of the securities. The Underwriting Agreement and the form of the 6 1/2% Notes due 2007 are listed under Item 7 as Exhibits 1.1 and 4.2, respectively, and are incorporated herein by reference.


         Apache's press release relating to the Notes is listed under Item 7 as
Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(c)      EXHIBITS.



Exhibit No.               Description
1.1*                      Underwriting Agreement dated December 4, 1997, among  Apache Finance
                          Pty Ltd, Apache Corporation and the Underwriters.

4.1*                      Indenture dated December 9, 1997, among Apache Finance Pty Ltd, Apache
                          Corporation and The Chase Manhattan Bank, Trustee, governing the Debt
                          Securities (and the Guarantees).

4.2*                      Form of 6 1/2% Notes due 2007.

99.1                      Press Release, dated December 5, 1997, "Apache Issues US $170 Million of Ten-Year Notes" - incorporated by reference to Exhibit 99.1 to
                          Apache Corporation's Current Report on Form 8-K, dated December 5,
                          1997, SEC File No. 1-4300, filed December 8, 1997.



-----------------
*filed herewith

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment on Form 8-K/A to be signed on its behalf by the undersigned thereunto duly authorized.


                                            APACHE CORPORATION


Date:  December 16, 1997                     /s/ Z. S. Kobiashvili
                                            ----------------------------------
                                            Z. S. Kobiashvili
                                            Vice President and General Counsel

                               INDEX TO EXHIBITS

Exhibit
Number
-------


1.1* Underwriting Agreement dated December 4, 1997, among Apache Finance Pty Ltd, Apache Corporation and the Underwriters.



4.1* Indenture dated December 9, 1997 among Apache Finance Pty Ltd, Apache Corporation and The Chase Manhattan Bank, Trustee, governing the Debt Securities (and the Guarantees).



4.2*            Form of 6 1/2% Notes due 2007



99.1 Press Release dated 12/5/97, "Apache Issues US $170 million of Ten-Year Notes" - incorporated by reference to Exhibit 99.1 to Apache Corporation's Current Report on Form 8-K, dated December 5, 1997, SEC File No. 1-4300, filed December 8, 1997.




------------
* Filed herewith